Miscellaneous, Net	9 Months Ended
Sep. 30, 2015
Other Income and Expenses [Abstract]
Miscellaneous, Net

NOTE 17 — MISCELLANEOUS, NET

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Costs associated with the sale of receivables	$1.0	$1.0	$3.0	$2.8
Strategic review costs	0.1	0.9	0.1	0.9
Foreign currency exchange gains	(0.2)	—	(0.2)	—

Other expense, net	$0.9	$1.9	$2.9	$3.7

In August 2014, Holdings’ shareholder advised that it would be undertaking a strategic review of its ownership of the business, as part of a broader strategic review of the commonly-owned automotive aftermarkets businesses (which includes businesses operated by Autoparts Holdings). Holdings’ shareholder has advised that the review has been completed and, other than the sale of Wells (see Note 2), Holdings will be retaining ownership of its remaining businesses.